UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 13, 2014

Nexus Enterprise Solutions, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	333-184832	45-2477894
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5340 N. Federal Highway Ste. 206, Lighthouse Point, Florida 33064
(Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code: 800-781- 7970

________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) On June 13, 2014 Jason Foster tendered his resignation from his role as Chief Technology Officer and has been appointed by the Board of Directors of Nexus Enterprise Solutions, Inc. to Chief Architect effective June 16, 2014.

(b) On June 13, 2014, the Board of Directors of Nexus Enterprise Solutions, Inc. appointed Scott Schluer to Chief Technology Officer effective June 16, 2014.

In connection with his appointment to CTO, Schluer will be compensated an annual allocation of 50,000 shares of common stock for his role of Chief Technology Officer. These shares will be issued annually beginning April 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2014

By: /s/_James Bayardelle